Exhibit 13

Annual Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Cable and Wireless Public Limited Company (the “Company”), does hereby certify that:

The Annual Report on Form 20-F for the year ended March 31, 2005 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 20 September 2005	/s/ FRANCESCO CAIO
Francesco Caio Chief Executive Officer

Dated: 20 September 2005	/s/ CHARLES HERLINGER
Charles Herlinger Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Cable and Wireless Public Limited Company and will be retained by Cable and Wireless Public Limited and furnished to the Securities and Exchange Commission or its staff upon request.